Exhibit 10.2

LETTER AMENDMENT

Dated as of June 13, 2007

To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to
below and to Citicorp USA, Inc., as agent
(the “Agent”) for the Lenders

Ladies and Gentlemen:

Reference is made to the Five Year Credit Agreement dated as of July 26, 2005 (the “Credit Agreement”) among Sealed Air Corporation (the “Company”), Sealed Air Corporation (US), Cryovac, Inc., Sealed Air Luxembourg S.C.A., the banks and other financial institutions and the initial issuing banks listed on the signature pages thereof, and Citicorp USA, Inc., as agent (the “Agent”) for the Lenders.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

It is hereby agreed by you and us as follows:

The definition of “Subsidiary Guaranty Release Date” in Section 1.01 of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

“Subsidiary Guaranty Release Date” means June 13, 2007.

The Company hereby certifies that, as of the date hereof, the representations and warranties contained in Section 4.01 of the Credit Agreement are correct (other than representation and warranty set forth in the last sentence of Section 4.01(e) of the Credit Agreement) and no event has occurred and is continuing that constitutes a Default.

This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment.  This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement, and shall constitute a Loan Document for all purposes under the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement and the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York  10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment .

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

SEALED AIR CORPORATION

By:	/s/ Tod S. Christie
Tod S. Christie
Treasurer

Agreed to as of June 13, 2007

CITICORP USA, INC., as Agent and as Lender

By:	/s/ Hugo Arias
Name:	Hugo Arias
Title:	Vice President

By:	/s/ Jeff Hallmark
Name:	Jeff Hallmark
Title:	Senior Vice President

BNP PARIBAS

By:	/s/ Richard Pace
Name:	Richard Pace
Title:	Managing Director

By:	/s/ Nanette Baudon
Name:	Nanette Baudon
Title:	Vice President

ABN AMRO BANK N.V.

By:	/s/ Andre Nel
Name:	Andre Nel
Title:	Managing Director

By:	/s/ Nancy Lanzoni
Name:	Nancy Lanzoni
Title:	Director

CALYON NEW YORK BRANCH

By:	/s/ Rod Hurst
Name:	Rod Hurst
Title:	Managing Director

By:	/s/ Yuri Muzichenko
Name:	Yuri Muzichenko
Title:	Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ Chimie T. Pemba
Name:	Chimie T. Pemba
Title:	Assistant Vice President

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory
Morgan Stanley Bank

COOPERATIEVE CENTRALE RAIFFEISEN-

BOERENLEENBANK B.A.,

“RABOBANK INTERNATIONAL”,

NEW YORK BRANCH

By:	/s/ Michalene Donegan
Name:	Michalene Donegan
Title:	Executive Director

By:	/s/ Rebecca Morrow
Name:	Rebecca Morrow:
Title:	Executive Director

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

SUNTRUST BANK

By:	/s/ Bart Dorough
Name:	Bart Dorough
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Senior Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Alain Schmid
Name:	Alain Schmid
Title:	Assistant Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By:	/s/ Emilio de las Heras
Name:	Emilio de las Heras
Title:	Head of New York

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

INTESA SANPAOLO S.P.A.

By:	/s/ Renato Carducci
Name:	Renato Carducci
Title:	General Manager

By:	/s/ Luca Sacchi
Name:	Luca Sacchi
Title:	Vice President

MERRILL LYNCH BANK USA

By:	/s/ Derek Befus
Name:	Derek Befus
Title:	Vice President

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Ahuva Schwager
Name:	Ahuva Schwager
Title:

ALLIED IRISH BANK P.L.C.

By:	/s/ Ray Alcock
Name:	Ray Alcock
Title:	Manager

By:	/s/ Ian Campion
Name:	Ian Campion
Title:	Manager